UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2012

Cloud Star Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 000-54440

Nevada	27-4479356
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

P.O. Box 4906, Mission Viejo, CA	92618
(Address of principal executive offices)	(Zip Code)

(866) 250-2999

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 - Changes in Registrant's Certifying Accountant.

(a) Dismissal of De Joya Griffith & Company, LLC

On July 9, 2012 (the "Dismissal Date"), the Board of Directors of Cloud Star Corporation (the "Registrant") voted to dismiss De Joya Griffith & Company, LLC, terminating its relationship as the Registrant's independent registered public accounting firm.

De Joya Griffith & Company, LLC was the independent registered public accounting firm for the Registrant from December 20, 2010 (inception) until July 9, 2012. None of De Joya Griffith & Company, LLC reports on the Registrant’s financial statements from December 20, 2010 through July 9, 2012, (a) contained an adverse opinion or disclaimer of opinion, or (b) was modified as to uncertainty, audit scope, or accounting principles, or (c) contained any disagreements on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of July 9, 2012, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. None of the reportable events set forth in Item 304(a)(1)(iv) of Regulation S-K occurred during the period in which De Joya Griffith & Company, LLC served as the Registrant’s principal independent accountants.

However, the report of De Joya Griffith & Company, LLC on the financial statements of the Registrant for the years ended February 29, 2012 and February 28, 2011 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the reports indicated that there was a substantial doubt as to the Registrant’s ability to continue as a going concern and that the financial statements did not include any adjustments that might result from the outcome of this uncertainty.

The Registrant has provided De Joya Griffith & Company, LLC with a copy of this disclosure and has requested that De Joya Griffith & Company, LLC furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of the letter from De Joya Griffith & Company, LLC addressed to the U. S. Securities and Exchange Commission dated July 9, 2012 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Engagement of dbbmckennon, Certified Public Accountants

On July 9, 2012 (the "Engagement Date"), the Registrant's Board of Directors approved the appointment of and engaged dbbmckennon, Certified Public Accountants, 20321 SW Birch Street, Suite 200, Newport Beach, California 92660, as the Registrant's independent registered public accounting firm. During the Registrant's two most recent fiscal years, the subsequent interim periods thereto, and through the Engagement Date, neither the Registrant nor anyone on its behalf consulted the Current Accountants regarding either (1) the application of accounting principles to a specified transaction regarding the Company, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (2) any matter regarding the Company that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

ITEM 9.01 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION

AND EXHIBITS.

(d) Exhibits:

			Incorporated by reference
Exhibit	Exhibit Description	Filed herewith	Form	Period Ending	Exhibit	Filing Date
16.1	Letter from De Joya Griffith & Company, LLC, dated July 9, 2012 to the U. S. Securities and Exchange Commission regarding statements included in this Form 8-K	X				1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Cloud Star Corporation Registrant

Date: July 9, 2012	/s/ Safa Movassaghi
Name: Safa Movassaghi Chief Executive Officer